MS-MCV SUP-1 012811
Prospectus Supplement dated January 28, 2011
The purpose of this supplement is to provide you with changes to the current Prospectus for Class A, B, C and Y shares of the Fund listed below:
Invesco Mid-Cap Value Fund
Following a number of meetings in September and October, 2010, the Boards of Trustees of the Invesco Funds have unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which each Target Fund listed below would transfer all of its assets and liabilities to the corresponding Acquiring Fund listed below in exchange for shares of the Acquiring Fund that would be distributed to Target Fund shareholders:

TARGET FUND	ACQUIRING FUND
Invesco Mid-Cap Value Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)	Invesco Van Kampen American Value Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)
The Agreement requires approval by the Target Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011. If the Agreement is approved by shareholders of the Target Funds and certain conditions required by the Agreement are satisfied, the reorganizations are expected to be consummated shortly thereafter. Upon closing of the reorganizations, shareholders of the Target Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.
A combined Proxy Statement/Prospectus will be sent to shareholders of each Target Fund to seek their approval of the Agreement, which will include a full discussion of the reorganization and the factors the Boards of Trustees considered in approving the Agreement.
If shareholders approve a reorganization, it is anticipated that the Target Fund will close to new investors as soon as practicable following shareholder approval through the consummation of the reorganization to facilitate a smooth transition of Target Fund shareholders to the Acquiring Fund. The Acquiring Fund will remain open for purchase during this period.
All investors who are invested in a Target Fund as of the date on which the Target Fund closed to new investors and remain invested in the Target Fund may continue to make additional investments in their existing accounts and may open new accounts in their name.

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Prospectus	December 22, 2010
as revised January 28, 2011

Class: A (MDFAX), B (MDFBX), C (MDFCX), Y (MDFDX)
Invesco Mid-Cap Value Fund

Invesco Mid-Cap Value Fund’s investment objective is to provide above-average total return.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the Fund:
■ is not FDIC insured;
■ may lose value; and
■ is not guaranteed by a bank.

Fund Summary	1

Investment Objective, Strategies, Risks and Portfolio Holdings	3

Fund Management	5
The Adviser	5
Adviser Compensation	6
Portfolio Managers	6

Other Information	6
Sales Charges	6
Distributions	6
Dividends	6
Capital Gains Distributions	6

Benchmark Descriptions	6

Financial Highlights	8

Shareholder Account Information	A-1
Choosing a Share Class	A-1
Share Class Eligibility	A-2
Distribution and Service (12b-1) Fees	A-3
Initial Sales Charges (Class A Shares Only)	A-3
Contingent Deferred Sales Charges (CDSCs)	A-4
Redemption Fees	A-5
Purchasing Shares	A-6
Redeeming Shares	A-7
Exchanging Shares	A-9
Rights Reserved by the Funds	A-10
Excessive Short-Term Trading Activity (Market Timing) Disclosures	A-10
Pricing of Shares	A-11
Taxes	A-13
Payments to Financial Intermediaries	A-14
Important Notice Regarding Delivery of Security Holder Documents	A-15

Obtaining Additional Information	Back Cover

        Invesco Mid-Cap Value Fund

Fund Summary

Investment Objective
The Fund’s investment objective is to provide above-average total return.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	Y

Management Fees	0.72%	0.72%	0.72%	0.72%

Distribution and/or Service (12b-1) Fees	0.25	0.43	1.00	None

Other Expenses[1]	0.55	0.55	0.55	0.55

Total Annual Fund Operating Expenses[1]	1.52	1.70	2.27	1.27

1	“Other Expenses” and “Total Annual Fund Operating Expenses” are based on estimated amounts for the current fiscal year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$696	$1,004	$1,333	$2,263
Class B	673	836	1,123	1,961
Class C	330	709	1,215	2,605
Class Y	129	403	697	1,534

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$696	$1,004	$1,333	$2,263

Class B	173	536	923	1,961

Class C	230	709	1,215	2,605

Class Y	129	403	697	1,534

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The portfolio turnover rate of the Morgan Stanley Mid-Cap Value Fund (the predecessor fund) and the Fund for the most recent fiscal year was 49% of the average value of the portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of its net assets at the time of investment (plus any borrowings for investment purposes) in common stock and other equity securities, including depositary receipts and securities convertible into common stock of companies traded on a U.S. securities exchange with market capitalizations that fall within the range of companies included in the Russell Midcap® Value Index. The Fund’s 80% policy may include common stock and other equity securities of domestic and foreign companies. As of July 31, 2010, the market capitalizations of companies included in the Russell Midcap® Value Index ranged between $156 million and $15.9 billion. In pursuing its investment objective, the Fund’s investment adviser, Invesco Advisers, Inc. (the Adviser), seeks attractively valued companies experiencing a change that the Adviser believes could have a positive impact on a company’s outlook. The Adviser emphasizes a value style of investing; seeking securities of companies that the Adviser believes are undervalued. The Fund may dispose of a security whenever, in the opinion of the Adviser, factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

The Adviser may purchase stocks that typically do not pay dividends. The Fund may also use derivative instruments as discussed below. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Fund may invest up to 20% of its total assets in securities of foreign issuers. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national exchange. The securities in which the Fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Fund may invest up to 20% of its net assets in real estate investment trusts (REITs).

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options and swaps and other related instruments and techniques. The Fund may also use forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Market Risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Convertible securities have risks associated with both common

1        Invesco Mid-Cap Value Fund

stocks and debt securities. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

Medium Capitalization Companies. Investing in securities of medium capitalization companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium capitalization companies and the industries in which they are focused are still evolving. Medium-sized companies often have less predictable earnings and more limited product lines, markets, distribution channels or financial resources. The market movements of equity securities of medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general.

Value Investing Style. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

Foreign Securities. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

Risks of Investing in REITs. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a style specific benchmark, a peer group benchmark and a broad-based securities market benchmark with investment objectives and strategies similar to the Fund. The Fund’s (and the predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of its future performance.

The returns shown are those of the Class A, Class B, Class C and Class I shares of the predecessor fund. The predecessor fund was advised by Morgan Stanley Investment Advisors Inc. Class A, Class B, Class C and Class I shares of the predecessor fund were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of the Fund on June 1, 2010. Class A, Class B, Class C and Class Y shares’ returns of the Fund will be different from the predecessor fund as they have different expenses. Performance for Class A and Class B shares has been restated to reflect the Fund’s applicable sales charge. Performance for Class B shares assumes conversion to Class A shares eight years after the start of the performance period. Year-to-date returns include returns of the Fund for periods ending on and after June 1, 2010.

Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns

Class A Shares’ year-to-date (ended September 30, 2010): 10.12%
Best Quarter (ended September 30, 2009): 23.38%.
Worst Quarter (ended December 31, 2008): (28.58)%.

Average Annual Total Returns (for the periods ended December 31, 2009)

	1	5	Since
	Year	Years	Inception

Class A: Inception (10/29/2001)
Return Before Taxes	31.42%	2.07%	4.29%
Return After Taxes on Distributions	31.35	(0.14)	2.58
Return After Taxes on Distributions and Sale of Fund Shares	20.53	1.31	3.26

Class B: Inception (10/29/2001)	33.46	2.27	4.25

Class C: Inception (10/29/2001)	37.12	2.48	4.25

Class Y: Inception (10/29/2001)	39.56	3.47	5.26

Russell Midcap® Value Index[1]: Inception (10/31/2001) (reflects no deductions for fees, expenses or taxes)	34.21	1.98	8.15

Lipper Mid-Cap Value Funds Index[1]: Inception (10/31/2001)	39.74	1.89	7.11

S&P 500® Index[1]: Inception (10/31/2001) (reflects no deductions for fees, expense or taxes)	26.47	0.42	2.59

1	The Fund has elected to include three benchmark indices: the Russell Midcap® Value Index, the Lipper Mid-Cap Value Funds Index and the S&P 500® Index. The Russell Midcap® Value Index is the style-specific benchmark and is the proxy that most appropriately reflects the Fund’s investment process. The Lipper Mid-Cap Value Funds Index has been added as a peer group benchmark. The Fund has elected to use the S&P 500® Index as its broad-based benchmark instead of the Russell Midcap® Value Index to provide investors a broad proxy for the U.S. market.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (the Adviser).

Portfolio Managers	Title	Length of Service on the Fund

Thomas Copper	Portfolio Manager (co-lead)	2010 (predecessor fund 2005)

John Mazanec	Portfolio Manager (co-lead)	2010 (predecessor fund 2008)

Sergio Marcheli	Portfolio Manager	2010 (predecessor fund 2003)

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at

2        Invesco Mid-Cap Value Fund

www.invesco.com/us, by mail to Invesco Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by telephone at 800-959-4246.

New or additional investments in Class B shares are no longer permitted. The minimum investments for Class A, C and Y shares for Fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Objective, Strategies, Risks and Portfolio Holdings

Investment Objective
The Fund’s investment objective is to provide above-average total return. The Fund’s investment objective may be changed by the Board of Trustees (the Board) without shareholder approval. An investment objective having the goal of total return means selecting securities with the potential to rise in price and pay out income.

Principal Investment Strategies
The Fund will normally invest at least 80% of its net assets at the time of investment (plus any borrowings for investment purposes) in common stock and other equity securities, including depositary receipts and securities convertible into common stock of companies traded on a U.S. securities exchange with market capitalizations that fall within the range of companies included in the Russell Midcap® Value Index. The Fund’s 80% policy may include common stock and other equity securities of domestic and foreign companies. As of July 31, 2010, the market capitalizations of companies included in the Russell Midcap® Value Index ranged between $156 million and $15.9 billion. In selecting securities, the Adviser focuses on companies that it believes possess characteristics for improved valuation. The Adviser looks for catalysts for change that may positively impact a company, such as new management, industry development or regulatory change. The aim is to uncover these catalysts for change, and then benefit from potential stock price appreciation of the change taking place at the company. The Fund may dispose of a security whenever, in the opinion of the Adviser, factors indicate it is desirable to do so. Such factors include a change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment. The Adviser may purchase stocks that typically do not pay dividends. The Fund may also use derivative instruments as discussed below. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a particular time and price.

The Fund may invest up to 20% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. In addition, the Fund may invest in investment grade fixed-income securities and real estate investment trusts (REITs).

Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund’s fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity.

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options and swaps and other related instruments and techniques. The Fund may also use forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis and which investment strategies to use. For example, the Adviser in its discretion may determine to use some permitted investment strategies while not using others. The Adviser sells a security when it believes that it no longer fits the Fund’s investment criteria.

The Fund’s investments in the types of securities described in this prospectus vary from time to time, and at any time, the Fund may not be invested in all types of securities described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.

Principal Risks
Common Stocks and Other Equity Securities. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

3        Invesco Mid-Cap Value Fund

The Fund may invest in convertible securities which subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as would occur with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the convertible securities in which the Fund may invest may be rated below investment grade. Securities rated below investment grade are commonly known as junk bonds and have speculative credit risk characteristics with regard to their ability to make payments of interest and/or repay principal. These securities may be more volatile and less liquid than higher rated securities.

Medium Capitalization Companies. Investing in securities of medium capitalization companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium capitalization companies and the industries in which they are focused are still evolving. Medium-sized companies often have less predictable earnings and more limited product lines, markets, distribution channels or financial resources. The market movements of equity securities of medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general.

Value Investing Style. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced. Different types of stocks tend to shift in and out of favor depending on market and economic conditions and the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

Foreign Securities. The Fund’s investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund may convert U.S. dollars to a foreign market’s local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security’s local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Fund’s trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (forward contracts). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Real Estate Investment Trusts (REITs). REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Furthermore, investments in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests. U.S. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the Code). U.S. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions,

4        Invesco Mid-Cap Value Fund

magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Fund may principally use include:

Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

Depositary Receipts Risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

Other Risks. The performance of the Fund also will depend on whether or not the Adviser is successful in applying the Fund’s investment strategies.

Additional Investment Strategy Information
Defensive Investing. The Fund may take temporary “defensive” positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with the Fund’s principal investment strategies when the Adviser believes it is advisable to do so.

Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.invesco.com/us.

Fund Management

The Adviser
Invesco Advisers, Inc. (the Adviser or Invesco) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain Invesco Funds, INVESCO Funds Group, Inc. (IFG) (the former investment adviser to certain Invesco Funds), Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc., Invesco Distributors, Inc. (Invesco Distributors), formerly Invesco Aim Distributors, Inc. (the distributor of the Invesco Funds), and/or related entities and individuals, depending on the lawsuit, alleging among other things that the defendants permitted improper market timing and related activity in the Funds.

Effective June 1, 2010, Invesco Ltd., the ultimate parent company of Invesco Advisers, Inc., acquired the retail asset management business of Morgan Stanley & Co., including the Van Kampen Funds business. Certain of the former Morgan Stanley and Van Kampen open- and closed-end funds and Van Kampen service providers to those funds were involved in litigation prior to June 1, 2010, as more fully described in the Statement of Additional Information, if applicable.

5        Invesco Mid-Cap Value Fund

Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against Invesco Funds, IFG, Invesco, Invesco Distributors and/or related entities and individuals in the future. More detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, can be found in the Statement of Additional Information.

Adviser Compensation

Advisory agreement. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund, the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

Average Daily Net Assets	% Per Annum

First $1 billion	0.720%

Over $1 billion	0.650%

The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) of Class A shares to 1.64%, Class B shares to 2.39%, Class C shares to 2.39% and Class Y shares to 1.39% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the limit reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.

A discussion regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory agreements of the Fund is available in the Fund’s most recent report to shareholders for the twelve-month period ended August 31.

Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■	Thomas Copper, (co-lead manager), Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Copper served as Portfolio Manager of the predecessor fund since 2005. Prior to commencement of operations by the Fund, Mr. Copper was associated with Morgan Stanley Investment Management Inc. (1986 to 2010).

■	John Mazanec, (co-lead manager), Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Mazanec served as Portfolio Manager of the predecessor fund since 2008. Prior to commencement of operations by the Fund, Mr. Mazanec was associated with Morgan Stanley Investment Management Inc. (June 2008 to 2010) and, prior to that, he was a portfolio manager at Wasatch Advisers.

■	Sergio Marcheli, Portfolio Manager, who has responsible for the Fund since 2010 and has been associated with Invesco and/or its affiliates since 2010. Mr. Marcheli served as Portfolio Manager of the predecessor fund since 2003. Prior to commencement of operations by the Fund, Mr. Marcheli was associated with Morgan Stanley Investment Management Inc. in an investment management capacity (2002 to 2010).

A lead manager generally has final authority over all aspects of a portion of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of the prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

Other Information

Sales Charges
Purchases of Class A shares of the Fund are subject to the maximum 5.50% initial sales charge as listed under the heading “Category I Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of the prospectus. Class B shares purchased prior to June 1, 2010 will be subject to payment of CDSC Category II CDSCs during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges” section of the prospectus. Class B shares purchased on or after June 1, 2010 will be subject to payment of CDSC Category I CDSCs during the applicable CDSC periods (including exchanges into Class B Shares of another Invesco Fund during the applicable CDSC periods) listed under the heading “CDSCs on Class B Shares” in the “Shareholder Account Information—Contingent Deferred Sales Charges” section of the prospectus. Purchases of Class C shares are subject to a contingent deferred sales charge. For more information on contingent deferred sales charges, see “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.

Distributions
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains or some combination of both.

Dividends
The Fund generally declares and pays dividends from net investment income, if any, annually.

Capital Gains Distributions
The Fund generally distributes long-term and short-term capital gains (net of any capital loss carryovers), if any, at least annually. Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows. During a time of economic downturn, a Fund may experience capital losses and unrealized depreciation in value of investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a Fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

Benchmark Descriptions

Russell Midcap® Value Index is an unmanaged index considered representative of mid-cap value stocks. The Russell Midcap Value Index is a

6        Invesco Mid-Cap Value Fund

trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

Lipper Mid-Cap Value Fund Index is an unmanaged index considered representative of mid-cap value funds tracked by Lipper Inc.

S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

7        Invesco Mid-Cap Value Fund

Financial Highlights

The financial highlights show the Fund’s and the predecessor fund’s financial history for the past five fiscal years or, if shorter, the period of operations of the Fund or any of its share classes. The financial highlights table is intended to help you understand the Fund’s and the predecessor fund’s financial performance. The Fund has the same investment objective and similar investment policies as the predecessor fund. Certain information reflects financial results for a single Fund or predecessor fund share.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund and the predecessor fund (assuming reinvestment of all dividends and distributions).

The information for the fiscal years ended after June 1, 2010 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request. The information for the fiscal years ended prior to June 1, 2010 has been audited by the auditor to the predecessor fund.

	Class A Shares
	For the year ended August 31,
	2010		2009		2008		2007		2006

Selected per share data:
Net asset value, beginning of period	$6.94		$8.68		$12.67		$11.68		$12.46

Income (loss) from investment operations:
Net investment income(a)	0.03		0.04		0.04		0.04		0.03

Net realized and unrealized gain (loss)	0.84		(1.71)		(1.07)		2.36		1.25

Total income (loss) from investment operations	0.87		(1.67)		(1.03)		2.40		1.28

Less distributions from:
Net investment income	(0.03)		(0.07)		(0.03)		(0.02)		—

Net realized gain	—		0.00	(b)	(2.93)		(1.39)		(2.06)

Total dividends and distributions	(0.03)		(0.07)		(2.96)		(1.41)		(2.06)

Net asset value, end of period	$7.78		$6.94		$8.68		$12.67		$11.68

Total return(c)	12.55%		(19.01)%		(10.86)%		21.51%		11.30%

Net assets, end of period, (000’s)	$18,668		$12,055		$15,841		$18,806		$14,634

Ratios to average net assets:
Total expenses	1.55	%(d)(e)	1.64	%(e)	1.36	%(e)	1.40	%(e)	1.39%

Net investment income	0.30	%(d)(e)	0.73	%(e)	0.34	%(e)	0.28	%(e)	0.23%

Rebate from affiliates	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00%

Supplemental data:
Portfolio turnover(g)	49%		44%		45%		80%		52%

(a)	Calculated using average shares outstanding.
(b)	Includes a long-term capital gain distribution of less than $0.005.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $16,645.
(e)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(f)	Amount is less than 0.005%.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

8        Invesco Mid-Cap Value Fund

	Class B Shares
	For the year ended August 31,
	2010		2009		2008		2007		2006

Selected per share data:
Net asset value, beginning of period	$6.45		$8.03		$11.99		$11.18		$12.09

Income (loss) from investment operations:
Net investment income (loss)(a)	0.01		0.00	(b)	(0.04)		(0.06)		(0.06)

Net realized and unrealized gain (loss)	0.79		(1.58)		(0.99)		2.26		1.21

Total income (loss) from investment operations	0.80		(1.58)		(1.03)		2.20		1.15

Less distributions from net realized gain	—		0.00	(c)	(2.93)		(1.39)		(2.06)

Net asset value, end of period	$7.25		$6.45		$8.03		$11.99		$11.18

Total return(d)	12.40%		(19.66)%		(11.46)%		20.48%		10.48%

Net assets, end of period, (000’s)	$5,942		$14,578		$26,748		$42,122		$46,862

Ratios to average net assets:
Total expenses	1.73	%(e)(f)	2.39	%(f)	2.11	%(f)	2.16	%(f)	2.15%

Net investment income (loss)	0.12	%(e)(f)	(0.02	)%(f)	(0.41	)%(f)	(0.48	)%(f)	(0.53)%

Rebate from affiliates	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	—

Supplemental data:
Portfolio turnover(h)	49%		44%		45%		80%		52%

(a)	Calculated using average shares outstanding.
(b)	Amount is less than $0.005.
(c)	Includes a long-term capital gain distribution of less than $0.005.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $10,354.
(f)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(g)	Amount is less than 0.005%.
(h)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

9        Invesco Mid-Cap Value Fund

	Class C Shares
	For the year ended August 31,
	2010		2009		2008		2007		2006

Selected per share data:
Net asset value, beginning of period	$6.48		$8.06		$12.02		$11.21		$12.11

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.03)		0.00	(b)	(0.04)		(0.06)		(0.06)

Net realized and unrealized gain (loss)	0.78		(1.58)		(0.99)		2.26		1.22

Total income (loss) from investment operations	0.75		(1.58)		(1.03)		2.20		1.16

Less distributions from net realized gain	—		0.00	(c)	(2.93)		(1.39)		(2.06)

Net asset value, end of period	$7.23		$6.48		$8.06		$12.02		$11.21

Total return(d)	11.57%		(19.59)%		(11.52)%		20.52%		10.56%

Net assets, end of period, (000’s)	$4,760		$4,683		$6,243		$8,563		$8,061

Ratios to average net assets:
Total expenses	2.30	%(e)(f)	2.39	%(f)	2.10	%(f)	2.15	%(f)	2.13%

Net investment income (loss)	(0.45	)%(e)(f)	(0.02	)%(f)	(0.40	)%(f)	(0.47	)%(f)	(0.51)%

Rebate from affiliates	0.00	%(g)	0.00	%(g)	0.00	%(g)	0.00	%(g)	—

Supplemental data:
Portfolio turnover(h)	49%		44%		45%		80%		52%

(a)	Calculated using average shares outstanding.
(b)	Amount is less than $0.005.
(c)	Includes a long-term capital gain distribution of less than $0.005.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $4,976.
(f)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(g)	Amount is less than 0.005%.
(h)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

10        Invesco Mid-Cap Value Fund

	Class Y Shares
	For the year ended August 31,
	2010		2009		2008		2007		2006

Selected per share data:
Net asset value, beginning of period	$7.06		$8.86		$12.87		$11.84		$12.58

Income (loss) from investment operations:
Net investment income(a)	0.04		0.06		0.06		0.07		0.06

Net realized and unrealized gain (loss)	0.87		(1.76)		(1.08)		2.40		1.26

Total income (loss) from investment operations	0.91		(1.70)		(1.02)		2.47		1.32

Less distributions from:
Net investment income	(0.05)		(0.10)		(0.06)		(0.05)		—

Net realized gain	—		0.00	(b)	(2.93)		(1.39)		(2.06)

Total dividends and distributions	(0.05)		(0.10)		(2.99)		(1.44)		(2.06)

Net asset value, end of period	$7.92		$7.06		$8.86		$12.87		$11.84

Total return(c)	12.83%		(18.87)%		(10.63)%		21.81%		11.54%

Net assets, end of period, (000’s)	$72,796		$72,823		$158,857		$225,109		$214,631

Ratios to average net assets:
Total expenses	1.30	%(d)(e)	1.39	%(e)	1.11	%(e)	1.16	%(e)	1.15%

Net investment income	0.55	%(d)(e)	0.98	%(e)	0.59	%(e)	0.52	%(e)	0.47%

Rebate from affiliates	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(f)	—

Supplemental data:
Portfolio turnover(g)	49%		44%		45%		80%		52%

(a)	Calculated using average shares outstanding.
(b)	Includes a long-term capital gain distribution of less than $0.005.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $78,833.
(e)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(f)	Amount is less than 0.005%.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

11        Invesco Mid-Cap Value Fund

Shareholder Account Information

In addition to the Fund, Invesco serves as investment adviser to many other Invesco and Invesco Van Kampen mutual funds that are offered to retail investors (Invesco Funds or Funds). The following information is about all of the Invesco Funds that offer retail share classes.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the name of an individual investor), the intermediary or conduit investment vehicle may impose rules which differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus.

Additional information is available on the Internet at www.invesco.com/us. Click on the link for Accounts & Services, then Service Center, or consult the Fund’s SAI, which is available on that same Web site or upon request free of charge. The Web site is not part of this prospectus.

Choosing a Share Class
Each Fund may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular class, (ii) the initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to the class, (iii) the 12b-1 fee, if any, paid by the class, and (iv) any services you may receive from a financial intermediary. Please contact your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes.

Share Classes

Class A	Class B	Class C	Class R	Class Y	Investor Class

■ Initial sales charge which may be waived or reduced	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge	■ No initial sales charge
■ Contingent deferred sales charge on certain redemptions	■ Contingent deferred sales charge on redemptions within six or fewer years	■ Contingent deferred sales charge on redemptions within one year[4]	■ No contingent deferred sales charge	■ No contingent deferred sales charge	■ No contingent deferred sales charge
■ 12b-1 fee of up to 0.25%[1]	■ 12b-1 fee of up to 1.00%	■ 12b-1 fee of up to 1.00%[5]	■ 12b-1 fee of up to 0.50%	■ No 12b-1 fee	■ 12b-1 fee of up to 0.25%[1]

■ Generally converts to Class A shares on or about the end of the month which is at least eight years after the date on which shares were purchased along with a pro rata portion of reinvested dividends and distributions[2,3]
		■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares	■ Does not convert to Class A shares
■ Generally more appropriate for long-term investors	■ New or additional investments are no longer permitted.	■ Generally more appropriate for short-term investors ■ Purchase orders limited to amounts less than $1,000,000	■ Generally, available only to employee benefit plans
■ Generally, available only to investors who purchase through fee-based advisory accounts with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.
■ Generally closed to new investors

1	Class A2 shares of Invesco Tax-Free Intermediate Fund and Investor Class shares of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.
2	Class B shares of Invesco Money Market Fund convert to Invesco Cash Reserve Shares. Class B5 shares of Invesco Money Market Fund convert to Class A5 shares.
3	Class B shares and Class B5 shares will not convert to Class A shares or Class A5 shares, respectively, that have a higher 12b-1 fee rate than the respective Class B shares or Class B5 shares at the time of conversion.
4	CDSC does not apply to redemption of Class C shares of Invesco LIBOR Alpha Fund or Invesco Short Term Bond Fund unless you received Class C shares of Invesco LIBOR Alpha Fund or Invesco Short Term Bond Fund through an exchange from Class C shares from another Invesco Fund that is still subject to a CDSC.
5	Class C shares of Invesco Floating Rate Fund have a 12b-1 fee of 0.75%.

In addition to the share classes shown in the chart above, the following Funds offer the following additional share classes on a limited basis:

■	Class A2 shares: Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund;

■	Class A5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class B5 shares: Invesco Money Market Fund (New or additional investments in Class B5 shares are no longer permitted);

■	Class C5 shares: Invesco Balanced-Risk Retirement Funds and Invesco Money Market Fund;

■	Class R5 shares: Invesco Balanced-Risk Retirement Funds;

■	Class P shares: Invesco Summit Fund;

■	Class S shares: Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderately Conservative Allocation Fund and Invesco Summit Fund; and

■	Invesco Cash Reserve Shares: Invesco Money Market Fund.

A-1        The Invesco Funds

MCF—12/10

Share Class Eligibility

Class A, B, C and Invesco Cash Reserve Shares
Class A, C and Invesco Cash Reserve Shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

New or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other Funds as permitted by the current exchange privileges, until they convert. For Class B shares outstanding on November 29, 2010 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.

Class A2 Shares
Class A2 shares, which are offered only on Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund, are closed to new investors. All references in this prospectus to Class A shares, shall include Class A2 shares, unless otherwise noted.

Class A5, B5, C5 and R5 Shares
Class A5, C5 and R5 shares are closed to new investors. Only investors who have continuously maintained an account in Class A5, B5, C5 or R5 of a specific Fund may make additional purchases into Class A5, C5 and R5, respectively, of such specific Fund. All references in this Prospectus to Class A, B, C or R shares of the Invesco Funds, shall include Class A5 (excluding Invesco Money Market Fund), B5, C5, or R5 shares, respectively, of the Invesco Funds, unless otherwise noted. All references in this Prospectus to Invesco Cash Reserve Shares of Invesco Money Market Fund, shall include Class A5 shares of Invesco Money Market Fund, unless otherwise noted.

Class P Shares
In addition to the other share classes discussed herein, the Invesco Summit Fund offers Class P shares, which were historically sold only through the AIM Summit Investors Plans I and II (each a Plan and, collectively, the Summit Plans). Class P shares are sold with no initial sales charge and have a 12b-1 fee of 0.10%. However, Class P shares are not sold to members of the general public. Only shareholders who had accounts in the Summit Plans at the close of business on December 8, 2006 may purchase Class P shares and only until the total of their combined investments in the Summit Plans and in Class P shares directly equals the face amount of their former Plan under the 30 year extended investment option. The face amount of a Plan is the combined total of all scheduled monthly investments under the Plan. For a Plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30 year extended investment option.

Class R Shares
Class R shares are generally available only to eligible employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Class S Shares
Class S shares are limited to investors who purchase shares with the proceeds received from a systematic contractual investment plan redemption within the 12-months prior to purchasing Class S shares, and who purchase through an approved financial intermediary that has an agreement with the distributor to sell Class S shares. Class S shares are not otherwise sold to members of the general public. An investor purchasing Class S shares will not pay an initial sales charge. The investor will no longer be eligible to purchase additional Class S shares at that point where the value of the contributions to the prior systematic contractual investment plan combined with the subsequent Class S share contributions equals the face amount of what would have been the investor’s systematic contractual investment plan under the 30-year investment option. The face amount of a systematic contractual investment plan is the combined total of all scheduled monthly investments under that plan. For a plan with a scheduled monthly investment of $100.00, the face amount would have been $36,000.00 under the 30-year extended investment option.

Class Y Shares
Class Y shares are generally available to investors who purchase through a fee-based advisory account with an approved financial intermediary or to any current, former or retired trustee, director, officer or employee (or immediate family members of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In fee-based advisory programs, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.

Subject to any conditions or limitations imposed on the servicing of Class Y shares by your financial adviser, if you received Class Y shares as a result of a merger or reorganization of a predecessor fund into any of the Funds, you will be permitted to make additional Class Y share purchases.

Investor Class Shares
Some of the Funds offer Investor Class shares. Investor Class shares are sold with no initial sales charge and have a maximum 12b-1 fee of 0.25%. Investor Class shares are not sold to members of the general public. Only the following persons may purchase Investor Class shares:

■	Investors who established accounts prior to April 1, 2002, in Investor Class shares who have continuously maintained an account in Investor Class shares (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons). These investors are referred to as “Investor Class grandfathered investors.”
■	Customers of certain financial intermediaries which have had relationships with the Funds’ distributor or any Funds that offered Investor Class shares prior to April 1, 2002, who have continuously maintained such relationships. These intermediaries are referred to as “Investor Class grandfathered intermediaries.”
■	Eligible employee benefit plans. Investor Class shares are generally not available for IRAs unless the IRA depositor is considered an Investor Class grandfathered investor or the account is opened through an Investor Class grandfathered intermediary.
■	Any current, former or retired trustee, director, officer or employee (or immediate family member of a current, former or retired trustee, director, officer or employee) of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries.

A-2        The Invesco Funds

Distribution and Service (12b-1) Fees
Except as noted below, each Fund has adopted a distribution plan or distribution plan and service plan pursuant to SEC Rule 12b-1. A 12b-1 plan allows a Fund to pay distribution and service fees to Invesco Distributors, Inc. (Invesco Distributors) to compensate or reimburse, as applicable, Invesco Distributors for its efforts in connection with the sale and distribution of the Fund’s shares and for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds pay these fees out of their assets on an ongoing basis, over time these fees will increase the cost of your investment and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

The following Funds and share classes do not have 12b-1 plans:

■	Invesco Tax-Free Intermediate Fund, Class A2 shares.
■	Invesco Money Market Fund, Investor Class shares.
■	Invesco Tax-Exempt Cash Fund, Investor Class shares.
■	Premier Portfolio, Investor Class shares.
■	Premier U.S. Government Money Portfolio, Investor Class shares.
■	Premier Tax-Exempt Portfolio, Investor Class shares.
■	All Funds, Class Y shares
Under the applicable distribution plan or distribution plan and service plan, the Funds may pay distribution and service fees up to the following amounts with respect to each Fund’s average daily net assets with respect to such class:

■	Class A shares: 0.25%
■	Class B shares: 1.00%
■	Class C shares: 1.00%
■	Class P shares: 0.10%
■	Class R shares: 0.50%
■	Class S shares: 0.15%
■	Invesco Cash Reserve Shares: 0.15%
■	Investor Class shares: 0.25%

Please refer to the prospectus fee table for more information on a particular Fund’s 12b-1 fees.

Initial Sales Charges (Class A Shares Only)
The Funds are grouped into four categories for determining initial sales charges. The “Other Information” section of each Fund’s prospectus will tell you the sales charge category in which the Fund is classified. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	5.50%	5.82%

$50,000 but less than	$100,000	4.50	4.71

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.75	2.83

$500,000 but less than	$1,000,000	2.00	2.04

Category II Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$50,000	4.75%	4.99%

$50,000 but less than	$100,000	4.25	4.44

$100,000 but less than	$250,000	3.50	3.63

$250,000 but less than	$500,000	2.50	2.56

$500,000 but less than	$1,000,000	2.00	2.04

Category III Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	1.00%	1.01%

$100,000 but less than	$250,000	0.75	0.76

$250,000 but less than	$1,000,000	0.50	0.50

Category IV Initial Sales Charges
		Investor’s Sales Charge
Amount invested		As a % of	As a % of
in a single transaction		Offering Price	Investment

Less than	$100,000	2.50%	2.56%

$100,000 but less than	$250,000	1.75	1.78

$250,000 but less than	$500,000	1.25	1.27

$500,000 but less than	$1,000,000	1.00	1.01

Class A Shares Sold Without an Initial Sales Charge
Certain categories of investors are permitted to purchase and certain intermediaries are permitted to sell Class A shares of the Funds without an initial sales charge because their transactions involve little or no expense. The investors who may purchase Class A shares without paying an initial sales charge include the following:

■	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary or any current or retired trustee, director, officer or employee of any Invesco Fund or of Invesco Ltd. or any of its subsidiaries. In a fee based advisory program, a financial intermediary typically charges each investor a fee based on the value of the investor’s account in exchange for servicing that account.
■	Any investor who purchases their shares with the proceeds of a rollover, transfer or distribution from a retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor to another eligible retirement plan or individual retirement account for which Invesco Distributors acts as the prototype sponsor, to the extent that such proceeds are attributable to the redemption of shares of a Fund held through the plan or account.
■	Certain retirement plans (the “Plan” or “Plans”); provided, however, that such Plans:

■	have assets of at least $1 million; or
■	have at least 100 employees eligible to participate in the Plan; or
■	execute multiple-plan transactions through a single omnibus account per Fund.

■	Any investor who maintains an account in Investor Class shares of a Fund (this includes anyone listed in the registration of an account, such as a joint owner, trustee or custodian, and immediate family members of such persons).
■	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.
■	Insurance company separate accounts.

No investor will pay an initial sales charge in the following circumstances:

■	When buying Class A shares of Invesco Tax-Exempt Cash Fund and Class A2 shares of Invesco Limited Maturity Treasury Fund or Invesco Tax-Free Intermediate Fund.
■	When reinvesting dividends and distributions.
■	When exchanging shares of one Fund, that were previously assessed a sales charge, for shares of another Fund.
■	As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.
■	Unit investments trusts sponsored by Invesco Distributors or its affiliates.
■	Unitholders of Invesco Van Kampen unit investment trusts that enrolled in the reinvestment program prior to December 3, 2007 to reinvest

A-3        The Invesco Funds

distributions from such trusts in Class A shares of the Funds. The Funds reserve the right to modify or terminate this program at any time.

Reduced Sales Charges and Sales Charge Exceptions
You may qualify for reduced sales charges or sales charge exceptions. Qualifying types of accounts for you and your “Immediate Family” as described in a Fund’s SAI include individual, joint, certain trusts, 529 college savings plan and Coverdell Education Savings, certain retirement plans established for the benefit of an individual, and Uniform Gifts/Transfers to Minor Acts accounts. To qualify for these reductions or exceptions, you or your financial adviser must notify the transfer agent and provide the necessary documentation at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges.

Purchases of Class A shares of Invesco Tax-Exempt Cash Fund or Invesco Cash Reserve Shares of Invesco Money Market Fund or Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation
You may combine your new purchases of Class A shares of a Fund with other Fund shares currently owned (Class A, B, C, P, R, S or Y) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the value of other shares owned based on their current public offering price. The transfer agent may automatically link certain accounts registered in the same name with the same taxpayer identification number for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of one or more Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Reinstatement Following Redemption
If you redeem any class of shares of a Fund, you may reinvest all or a portion of the proceeds from the redemption in the same share class of any Fund in the same Category within 180 days of the redemption without paying an initial sales charge. Class B, P and S redemptions may be reinvested only into Class A shares with no initial sales charge. Class Y redemptions may be reinvested into either Class Y shares or Class A shares with no initial sales charge.

This reinstatement privilege does not apply to a purchase made through a regularly scheduled automatic investment plan, such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account.

In order to take advantage of this reinstatement privilege, you must inform your financial adviser or the transfer agent that you wish to do so at the time of your investment.

Contingent Deferred Sales Charges (CDSCs)

CDSCs on Class A Shares and Invesco Cash Reserve Shares of Invesco Money Market Fund
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV Funds without paying an initial sales charge. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

If you currently own Class A shares of a Category I, II or IV Fund, and make additional purchases without paying an initial sales charge that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

If Invesco Distributors pays a concession to the dealer of record in connection with a Large Purchase of Class A shares by an employee benefit plan, the Class A shares may be subject to a 1% CDSC if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

If you acquire Invesco Cash Reserve Shares of Invesco Money Market Fund or Class A shares of Invesco Tax-Exempt Cash Fund through an exchange involving Class A shares that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

CDSCs on Class B Shares
Class B shares are subject to a CDSC. If you redeem your shares during the CDSC period, you will be assessed a CDSC as follows, unless you qualify for one of the CDSC exceptions outlined below. The Funds are grouped into seven categories for determining CDSCs. The “Other Information” section of each Fund’s prospectus will tell you the CDSC category in which the Fund is classified.

CDSC Category I
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category II
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.00

Fifth	2.00

Sixth	1.00

Seventh and following	None

CDSC Category III
Year since purchase made	Class B CDSC

First	5.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth	None

A-4        The Invesco Funds

CDSC Category IV
Year since purchase made	Class B CDSC

First	4.00%

Second	3.75

Third	3.50

Fourth	2.50

Fifth	1.50

Sixth	1.00

Seventh and following	None

CDSC Category V
Year since purchase made	Class B CDSC

First	2.00%

Second	1.50

Third	1.00

Fourth	0.50

Fifth and following	None

CDSC Category VI
	Class B CDSC	Class B CDSC
	purchased before	purchased on or after
Year since purchase made	June 1, 2005	June 1, 2005

First	3.00%	4.00%

Second	2.50	4.00

Third	2.00	3.00

Fourth	1.00	2.50

Fifth	None	1.50

Sixth and following	None	None

CDSC Category VII
Year since purchase made	Class B CDSC

First	4.00%

Second	4.00

Third	3.00

Fourth	2.50

Fifth	1.50

Sixth and following	None

CDSCs on Class C Shares
Class C shares are sold without an initial sales charge. However, they are subject to a CDSC. If you redeem your shares during the first year since purchase has been made you will be assessed a 1% CDSC, unless you qualify for one of the CDSC exceptions outlined below.

CDSCs on Class C Shares—Employee Benefit Plan
Invesco Distributors pays a concession to the dealer of record in connection with a purchase of Class C shares by an employee benefit plan; the Class C shares are subject to a 1.00% CDSC at the time of redemption if all of the plan’s shares are redeemed within one year from the date of the plan’s initial purchase.

CDSCs on Class C Shares of Invesco LIBOR Alpha Fund and Invesco Short Term Bond Fund
Class C shares of Invesco LIBOR Alpha Fund and Invesco Short Term Bond Fund are not normally subject to a CDSC. However, if you acquired shares of those Funds through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC. Conversely, if you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco LIBOR Alpha Fund or Invesco Short Term Bond Fund that were not subject to a CDSC, then the shares acquired as a result of the exchange will not be subject to a CDSC.

Computing a CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, shares are accounted for on a first-in, first-out basis, which means that you will redeem shares on which there is no CDSC first, and then shares in the order of their purchase.

CDSC Exceptions
Investors who own shares that are otherwise subject to a CDSC will not pay a CDSC in the following circumstances:

■	If you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period.
■	If you redeem shares to pay account fees.
■	If you are the executor, administrator or beneficiary of an estate or are otherwise entitled to assets remaining in an account following the death or post-purchase disability of a shareholder or beneficial owner and you choose to redeem those shares.

There are other circumstances under which you may be able to redeem shares without paying CDSCs.

Shares acquired through the reinvestment of dividends and distributions are not subject to CDSCs.

The following share classes are sold with no CDSC:

■	Class A shares of Invesco Tax-Exempt Cash Fund.
■	Class A shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund purchased on or after October 21, 2002, and prior to February 1, 2010.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund.
■	Invesco Cash Reserve Shares of Invesco Money Market Fund.
■	Investor Class shares of any Fund.
■	Class P shares of Invesco Summit Fund.
■	Class S shares of Invesco Charter Fund, Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund, Invesco Moderately Conservative Allocation Fund and Invesco Summit Fund.
■	Class Y shares of any Fund.

CDSCs Upon Converting to Class Y Shares
If shares that are subject to a CDSC are converted to Class Y shares, the applicable CDSC will be assessed prior to conversion.

Redemption Fees
Certain Funds impose a 2% redemption fee (on redemption proceeds) if you redeem or exchange shares within 31 days of purchase. Please refer to the applicable Fund’s prospectus to determine whether that Fund

A-5        The Invesco Funds

imposes a redemption fee. As of the date of this prospectus, the following Funds impose redemption fees:

Invesco Asia Pacific Growth Fund
Invesco China Fund
Invesco Developing Markets Fund
Invesco Emerging Market Local Currency Debt Fund
Invesco European Growth Fund
Invesco European Small Company Fund
Invesco Floating Rate Fund
Invesco Global Core Equity Fund
Invesco Global Equity Fund
Invesco Global Fund
Invesco Global Growth Fund
Invesco Global Health Care Fund
Invesco Global Real Estate Fund
Invesco Global Small & Mid Cap Growth Fund
Invesco Gold & Precious Metals Fund

Invesco High Yield Fund
Invesco High Yield Securities Fund
Invesco International Allocation Fund
International Core Equity Fund
Invesco International Growth Fund
Invesco International Small Company Fund
Invesco International Total Return Fund
Invesco Japan Fund
Invesco Pacific Growth Fund
Invesco Special Value Fund

Invesco U.S. Small Cap Value Fund
Invesco Van Kampen Emerging Markets Fund
Invesco Van Kampen High Yield Fund
Invesco Van Kampen High Yield Municipal Fund
Invesco Van Kampen International Advantage Fund
Invesco Van Kampen International Growth Fund
Invesco Van Kampen Small Cap Growth Fund
Invesco Van Kampen Small Cap Value Fund

The redemption fee will be retained by the Fund from which you are redeeming or exchanging shares, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will redeem shares in the order of their purchase.

Redemption fees generally will not be charged in the following circumstances:

■	Redemptions and exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to assess the redemption fees.
■	Redemptions and exchanges of shares held by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, variable insurance contracts or separately managed qualified default investment alternative vehicles maintained pursuant to Section 404(c)(5) of the Employee Retirement Income Security Act of 1974, as amended (ERISA), which use the Funds as underlying investments.
■	Redemptions and exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans.
■	Redemptions requested within 31 days following the death or post-purchase disability of an account owner.
■	Redemptions or exchanges initiated by a Fund.

The following shares are not subject to redemption fees, irrespective of whether they are redeemed in accordance with any of the exceptions set forth above:

■	Shares acquired through the reinvestment of dividends and distributions.
■	Shares acquired through systematic purchase plans.
■	Shares acquired in connection with a rollover or transfer of assets from the trustee or custodian of an employee benefit plan to the trustee or custodian of another employee benefit plan.

Shares held by employee benefit plans will only be subject to redemption fees if the shares were acquired by exchange and are redeemed by exchange within 31 days of purchase.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, Funds of Funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary account or conduit investment vehicle may be considered an individual shareholder of the Funds for purposes of assessing redemption fees. In these cases, the Funds are likely to be limited in their ability to assess redemption fees on transactions initiated by individual investors, and the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the intermediary account or the conduit investment vehicle.

If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules intended to limit short-term money movements in and out of the Funds which differ from those described in this prospectus. In such cases, there may be redemption fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial adviser or other financial intermediary for details.

The Funds have the discretion to waive the 2% redemption fee if a Fund is in jeopardy of losing its registered investment company qualification for tax purposes.

Your financial adviser or other financial intermediary may charge service fees for handling redemption transactions. Your shares also may be subject to a CDSC in addition to the redemption fee.

Purchasing Shares
If you hold your shares through a financial intermediary, your eligibility to purchase shares and the terms by which you may purchase, redeem and exchange shares may differ depending on that institution’s policies.

Minimum Investments
There are no minimum investments for Class P, R or S shares for fund accounts. The minimum investments for Class A, C, Y and Investor Class shares for fund accounts are as follows:

		Additional
	Initial Investment	Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESAs accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Invesco Distributors has the discretion to accept orders for lesser amounts

How to Purchase Shares

	Opening An Account	Adding To An Account

Through a Financial Adviser	Contact your financial adviser.	Contact your financial adviser.
By Mail	Mail completed account application and check to the transfer agent,
Invesco Investment Services, Inc.,
P.O. Box 4739, Houston, TX 77210-4739.
	Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.	Mail your check and the remittance slip from your confirmation statement to the transfer agent. Invesco Investment Services, Inc. does NOT accept the following types of payments: Credit Card Checks, Third Party Checks, and Cash*.

A-6        The Invesco Funds

	Opening An Account	Adding To An Account

By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the wire instructions provided below.	Call the transfer agent to receive a reference number. Then, use the wire instructions provided below.
Wire Instructions	Beneficiary Bank ABA/Routing #: 011001234 Beneficiary Account Number: 729639 Beneficiary Account Name: Invesco Investment Services, Inc. RFB: Fund Name, Reference # OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.	Select the Bank Account Information option on your completed account application or complete a Systematic Options and Bank Information Form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent at the number below to place your purchase order.
Automated Investor Line	Open your account using one of the methods described above.	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.
By Internet	Open your account using one of the methods described above.	Access your account at www.invesco.com/us. The proper bank instructions must have been provided on your account. You may not purchase shares in retirement accounts on the internet.

*	In addition, Invesco Investment Services, Inc. does not accept cash equivalents for employer sponsored plan accounts. Cash equivalents include cashier’s checks, official checks, bank drafts, traveler’s checks, treasurer’s checks, postal money orders or money orders. We also reserve the right to reject at our sole discretion payment by Temporary / Starter Checks.

Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information.

Systematic Purchase Plan
You can arrange for periodic investments in any of the Funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 per Fund for IRAs, Roth IRAs and Coverdell ESAs, and at least $50 per Fund for all other types of accounts. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal. Certain financial advisers and other financial intermediaries may also offer systematic purchase plans.

Dollar Cost Averaging
Dollar Cost Averaging allows you to make automatic periodic exchanges, if permitted, from one Fund to another Fund or multiple other Funds. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another Fund is $50. Certain financial advisers and other financial intermediaries may also offer dollar cost averaging programs. If you participate in one of these programs and it is the same or similar to Invesco’s Dollar Cost Averaging program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a Fund per calendar year, discussed below.

Automatic Dividend and Distribution Investment
Your dividends and distributions may be paid in cash or reinvested in the same Fund or another Fund without paying an initial sales charge. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same Fund. If you elect to receive your distributions by check, and the distribution amount is $10 or less, then the amount will be automatically reinvested in the same Fund and no check will be issued. If you have elected to receive distributions by check, and the postal service is unable to deliver checks to your address of record, then your distribution election may be converted to having all subsequent distributions reinvested in the same Fund and no checks will be issued. With respect to certain account types, if your check remains uncashed for six months, the Fund generally reserves the right to reinvest your distribution check in your account at NAV and to reinvest all subsequent distributions in shares of the Fund. Such checks will be reinvested into the same share class of the Fund unless you own shares in both Class A and Class B of the same Fund, in which case the check may be reinvested into the Class A shares. You should contact the transfer agent to change your distribution option, and your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another Fund:

■	Your account balance in the Fund paying the dividend or distribution must be at least $5,000; and
■	Your account balance in the Fund receiving the dividend or distribution must be at least $500.

Portfolio Rebalancing Program
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your Fund holdings should be rebalanced, on a percentage basis, between two and ten of your Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Funds for shares of the same class of one or more other Funds in your portfolio. Rebalancing will not occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. We may modify, suspend or terminate the Program at any time on 60 days’ prior written notice to participating investors. Certain financial advisers and other financial intermediaries may also offer portfolio rebalancing programs. If you participate in one of these programs and it is the same as or similar to Invesco’s program, exchanges made under the program generally will not be counted toward the limitation of four exchanges out of a Fund per calendar year, discussed below.

Redeeming Shares
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call during the hours of the

A-7        The Invesco Funds

customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s net asset value. For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, the transfer agent or authorized intermediary, if applicable, must receive your call before the Funds’ net asset value determination in order to effect the redemption that day.

How to Redeem Shares

Through a Financial Adviser or Financial Intermediary	Contact your financial adviser or financial intermediary (including your retirement plan administrator).
By Mail	Send a written request to the transfer agent which includes:
■ Original signatures of all registered owners/trustees;
■ The dollar value or number of shares that you wish to redeem;
■ The name of the Fund(s) and your account number; and
■ Signature guarantees, if necessary (see below).
The transfer agent may require that you provide additional documentation, or information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA or other type of retirement account, you must complete the appropriate distribution form, as well as employer authorization.
By Telephone	Call the transfer agent at 1-800-959-4246. You will be allowed to redeem by telephone if:

■ Your redemption proceeds are to be mailed to your address on record (and there has been no change in your address of record within the last 30 days) or transferred electronically to a pre-authorized checking account;

■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have not previously declined the telephone redemption privilege.
You may, in limited circumstances, initiate a redemption from an Invesco IRA account by telephone. Redemptions from other types of retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.
Automated Investor Line	Call the Invesco Investment Services, Inc. 24-hour Automated Investor Line at 1-800-246-5463. You may place your redemption order after you have provided the bank instructions that will be requested.
By Internet	Place your redemption request at www.invesco.com/us. You will be allowed to redeem by Internet if:
■ You do not hold physical share certificates;
■ You can provide proper identification information;
■ Your redemption proceeds do not exceed $250,000 per Fund; and
■ You have already provided proper bank information.
Redemptions from most retirement plan accounts may be initiated only in writing and require the completion of the appropriate distribution form, as well as employer authorization.

Timing and Method of Payment
We normally will send out payments within one business day, and in any event no more than seven days, after your redemption request is received in good order (meaning that all necessary information and documentation related to the redemption request have been provided to the transfer agent or authorized intermediary, if applicable). If you redeem shares recently purchased by check or ACH, you may be required to wait up to ten business days before we send your redemption proceeds. This delay is necessary to ensure that the purchase has cleared. Payment may be postponed under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

Redemption checks are mailed to your address of record, via first class U.S. mail, unless you make other arrangements with the transfer agent.

We use reasonable procedures to confirm that instructions communicated via telephone and the Internet are genuine, and we are not liable for losses arising from actions taken in accordance with instructions that are reasonably believed to be genuine.

Expedited Redemptions (Invesco Cash Reserve Shares of Invesco Money Market Fund only)
If you place your redemption order by telephone, before 11:30 a.m. Eastern Time and request an expedited redemption, we will transmit payment of redemption proceeds on that same day via federal wire to a bank of record on your account. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we will transmit payment on the next business day.

Systematic Withdrawals
You may arrange for regular periodic withdrawals from your account in amounts equal to or greater than $50 per Fund. We will redeem the appropriate number of shares from your account to provide redemption proceeds in the amount requested. You must have a total account balance of at least $5,000 in order to establish a Systematic Redemption Plan, unless you are establishing a Required Minimum Distribution for a retirement plan. You can stop this plan at any time by giving ten days’ prior notice to the transfer agent.

Check Writing
The transfer agent provides check writing privileges for accounts in the following Funds and share classes:

■	Invesco Money Market Fund, Invesco Cash Reserve Shares, Class A5 shares, Class Y shares and Investor Class shares
■	Invesco Tax-Exempt Cash Fund, Class A shares, Class Y shares and Investor Class shares
■	Premier Portfolio, Investor Class shares
■	Premier Tax-Exempt Portfolio, Investor Class shares
■	Premier U.S. Government Money Portfolio, Investor Class shares

You may redeem shares of these Funds by writing checks in amounts of $250 or more if you have subscribed to the service by completing a Check Writing authorization form.

Redemption by check is not available for retirement accounts. Checks are not eligible to be converted to ACH by the payee. You may not give authorization to a payee by phone to debit your account by ACH for a debt owed to the payee.

Signature Guarantees
We require a signature guarantee in the following circumstances:

■	When your redemption proceeds will equal or exceed $250,000 per Fund.
■	When you request that redemption proceeds be paid to someone other than the registered owner of the account.
■	When you request that redemption proceeds be sent somewhere other than the address of record or bank of record on the account.
■	When you request that redemption proceeds be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of different types of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution to determine whether the signature guarantee offered will be sufficient to cover the value of your transaction request.

Redemptions in Kind
Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

A-8        The Invesco Funds

Redemptions Initiated by the Funds
If your account (Class A, B, C, P, S and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months, the Funds have the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by initiating a Systematic Purchase Plan.

If the Fund determines that you have not provided a correct Social Security or other tax identification number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Minimum Account Balance
A low balance fee of $12 per year will be deducted in the fourth quarter of each year from all Class A share, Class C share and Investor Class share accounts held in the Fund (each a Fund Account) with a value less than the low balance amount (the Low Balance Amount) as determined from time to time by the Fund and the Adviser. The Fund and the Adviser generally expect the Low Balance Amount to be $750, but such amount may be adjusted for any year depending on various factors, including market conditions. The Low Balance Amount and the date on which it will be deducted from any Fund Account will be posted on our web site, www.invesco.com/us, on or about November 15 of each year. This fee will be payable to the transfer agent by redeeming from a Fund Account sufficient shares owned by a shareholder and will be used by the transfer agent to offset amounts that would otherwise be payable by the Fund to the transfer agent under the transfer agency agreement. The low balance fee is not applicable to Fund Accounts comprised of: (i) fund of funds accounts, (ii) escheated accounts, (iii) accounts participating in a Systematic Purchase Plan established directly with the Fund, (iv) accounts with Dollar Cost Averaging, (v) accounts in which Class B Shares are immediately involved in the automatic conversion to Class A Shares, and those corresponding Class A Shares immediately involved in such conversion, (vi) accounts in which all shares are evidenced by share certificates, (vii) certain retirement plan accounts, (viii) forfeiture accounts in connection with certain retirement plans, (ix) investments in Class B, Class P, Class R, Class S or Class Y Shares, (x) certain money market funds (Investor Class of Premier U.S. Government Money, Premier Tax-Exempt and Premier Portfolios; all classes of Invesco Money Market Fund; and all classes of Invesco Tax-Exempt Cash Fund), or (xi) accounts in Class A shares established pursuant to an advisory fee program.

Some investments in the Funds are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and some investments are made indirectly through products that use the Funds as underlying investments, such as employee benefit plans, funds of funds, qualified tuition plans, and variable insurance contracts (these products are generally referred to as conduit investment vehicles). If shares of the Funds are held in an account maintained by an intermediary or in the name of a conduit investment vehicle (and not in the names of individual investors), the intermediary or conduit investment vehicle may impose rules which differ from those described in this prospectus. In such cases, there may be low balance fees imposed by the intermediary or conduit investment vehicle on different terms (and subject to different exceptions) than those set forth above. Please consult your financial adviser or other financial intermediary for details.

Exchanging Shares
You may, under certain circumstances, exchange shares in one Fund for those of another Fund. An exchange is the purchase of shares in one Fund which is paid for with the proceeds from a redemption of shares of another Fund effectuated on the same day. Any gain on the transaction may be subject to federal income tax. Accordingly, the procedures and processes applicable to redemptions of Fund shares, as discussed under the heading “Redeeming Shares” above, will apply. Before requesting an exchange, review the prospectus of the Fund you wish to acquire.

All exchanges are subject to the limitations set forth in the prospectuses of the Funds. If you wish to exchange shares of one Fund for those of another Fund, you must consult the prospectus of the Fund whose shares you wish to acquire to determine whether the Fund is offering shares to new investors and whether you are eligible to acquire shares of that Fund.

Permitted Exchanges
Except as otherwise provided herein or in the SAI, you generally may exchange your shares for shares of the same class of another Fund. The following below shows permitted exchanges:

Exchange From	Exchange To

Invesco Cash Reserve Shares	Class A, C, R, Y*, Investor Class

Class A	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A2	Class A, Y*, Investor Class, Invesco Cash Reserve Shares

Class A5	Class A, A5, Y*, Investor Class, Invesco Cash Reserve Shares

Investor Class	Class A, Y*, Investor Class

Class P	Class A, Invesco Cash Reserve Shares

Class S	Class A, S, Invesco Cash Reserve Shares

Class B	Class B

Class B5	Class B

Class C	Class C, Y*

Class C5	Class C, C5, Y*

Class R	Class R

Class R5	Class R, R5

Class Y	Class Y

*	You may exchange your Invesco Cash Reserve Shares, Class A shares, Class C shares, Class C5 shares or Investor Class shares for Class Y shares of the same Fund if you otherwise qualify to buy that Fund’s Class Y shares. Please consult your financial adviser to discuss the tax implications, if any, of all exchanges into Class Y shares of the same Fund.

Exchanges into Invesco Van Kampen Senior Loan Fund
Invesco Van Kampen Senior Loan Fund is a closed-end fund that continuously offers its shares pursuant to the terms and conditions of its prospectus. The Adviser is the investment adviser for the Invesco Van Kampen Senior Loan Fund. As with the Invesco Funds, you generally may exchange your shares of Class A (Invesco Cash Reserve Shares of Invesco Money Market Fund), Class B or Class C of any Invesco Fund for shares of Class A, Class B or Class C, respectively, of Invesco Van Kampen Senior Loan Fund. Please refer to the prospectus for the Invesco Van Kampen Senior Loan Fund for more information, including limitations on exchanges out of Invesco Van Kampen Senior Loan Fund.

Exchanges Not Permitted
The following exchanges are not permitted:

■	Investor Class shares cannot be exchanged for Class A shares of any Fund which offers Investor Class shares.
■	Exchanges into Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund (also known as the Category III Funds) are not permitted.
■	Class A2 shares of Invesco Limited Maturity Treasury Fund and Invesco Tax-Free Intermediate Fund cannot be exchanged for Class A shares of those Funds.

A-9        The Invesco Funds

■	Invesco Cash Reserve Shares cannot be exchanged for Class C or R shares if the shares being exchanged were acquired by exchange from Class A shares of any Fund.
■	Invesco Cash Reserve shares, Class A shares, Class A2 shares, Class C shares or Investor Class shares of one Fund cannot be exchanged for Class Y shares of a different Fund.
■	All existing systematic exchanges and reallocations will cease and these options will no longer be available on all 403(b) prototype plans.

Exchange Conditions
The following conditions apply to all exchanges:

■	Shares must have been held for at least one day prior to the exchange with the exception of dividends and distributions that are reinvested; and
■	If you have physical share certificates, you must return them to the transfer agent in order to effect the exchange.

Under unusual market conditions, a Fund may delay the exchange of shares for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating Funds or the distributor may modify or terminate this privilege at any time.

Limit on the Number of Exchanges
You will generally be limited to four exchanges out of a Fund per calendar year (other than the money market funds and Invesco Limited Maturity Treasury Fund); provided, however, that the following transactions will not count toward the exchange limitation:

■	Exchanges of shares held in accounts maintained by intermediaries that do not have the systematic capability to apply the exchange limitation.
■	Exchanges of shares held by Funds of Funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the Funds as underlying investments.
■	Generally, exchanges effectuated pursuant to automatic investment rebalancing or dollar cost averaging programs.
■	Generally, exchanges on fee-based advisory accounts which involve a periodic rebalancing feature.
■	Exchanges initiated by a Fund or by the trustee, administrator or other fiduciary of an employee benefit plan (not in response to distribution or exchange instructions received from a plan participant).

Each Fund reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if the Fund, or its designated agent, believes that granting such exceptions would be consistent with the best interests of shareholders.

There is no limit on the number of exchanges out of Invesco Limited Maturity Treasury Fund, Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio.

If you exchange shares of one Fund for shares of multiple other Funds as part of a single transaction, that transaction is counted as one exchange out of a Fund.

Initial Sales Charges, CDSCs and 12b-1 Fees on Applicable to Exchanges
You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

In addition, as a result of differences in the forms of distribution plans and distribution plans and service plans among the Funds, certain exchanges of Class A shares, Class B shares, Class C shares, and Class R shares of a Fund for the same class of shares of another fund may result in investors paying a higher or a lower 12b-1 fee on the Fund being exchanged into. Please refer to the prospectus fee table and financial highlights table and the statement of additional information for more information on the fees and expenses, including applicable 12b-1 fees, of the Fund you wish to acquire.

Rights Reserved by the Funds
Each Fund and its agents reserve the right at any time to:

■	Reject or cancel all or any part of any purchase or exchange order.
■	Modify any terms or conditions related to the purchase, redemption or exchange of shares of any Fund.
■	Reject or cancel any request to establish a Systematic Purchase Plan, Systematic Redemption Plan or Portfolio Rebalancing Program.
■	Suspend, change or withdraw all or any part of the offering made by this prospectus.

Excessive Short-Term Trading Activity (Market Timing) Disclosures
While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such Funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Board has adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares for all Funds except the money market funds. However, there is the risk that these Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These Funds may alter their policies at any time without prior notice to shareholders if the adviser believes the change would be in the best interests of long-term shareholders.

The Invesco Affiliates and certain of its corporate affiliates (Invesco and such affiliates, collectively, the Invesco Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail Funds:

■	Trade activity monitoring.
■	Trading guidelines.
■	Redemption fees on trades in certain Funds.
■	The use of fair value pricing consistent with procedures approved by the Board.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. Invesco Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

Money Market Funds. The Board of Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Funds’ shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions, and determined that those risks were minimal. Nonetheless, to the extent that a money market fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor

A-10        The Invesco Funds

redemption requests, the money market fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

■	The money market funds are offered to investors as cash management vehicles; investors must perceive an investment in such Funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such Funds.
■	The money market funds’ portfolio securities are valued on the basis of amortized cost, and such Funds seek to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.
■	Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such Funds. Imposition of redemption fees would run contrary to investor expectations.

Invesco Limited Maturity Treasury Fund. The Board of Invesco Limited Maturity Treasury Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of such Fund’s shares. The Board considered the risks of not having a specific policy that limits frequent purchases and redemptions and determined that those risks were minimal. Nonetheless, to the extent that Invesco Limited Maturity Treasury Fund must maintain additional cash and/or securities with short-term durations in greater amounts than may otherwise be required or borrow to honor redemption requests, Invesco Limited Maturity Treasury Fund’s yield could be negatively impacted.

The Board does not believe that it is appropriate to adopt any such policies and procedures for the Fund for the following reasons:

■	Many investors use Invesco Limited Maturity Treasury Fund as a short-term investment alternative and should be able to purchase and redeem shares regularly and frequently.
■	One of the advantages of Invesco Limited Maturity Treasury Fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of Invesco Limited Maturity Treasury Fund will be detrimental to the continuing operations of such Fund.

Trade Activity Monitoring
Invesco Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Invesco Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts other than exchanges into a money market Fund. Invesco Affiliates will use reasonable efforts to apply the Fund’s policies uniformly given the practical limitations described above.

The ability of Invesco Affiliates to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Trading Guidelines
You will be limited to four exchanges out of a Fund per calendar year (other than the money market funds and Invesco Limited Maturity Treasury Fund). If you meet the four exchange limit within a Fund in a calendar year, or a Fund or an Invesco Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its sole discretion, reject any additional purchase and exchange orders.

Redemption Fees
You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain Funds within 31 days of purchase. The ability of a Fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the Funds’ transfer agent) and through conduit investment vehicles may be limited.

Fair Value Pricing
Securities owned by a Fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a Fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Pricing of Shares

Determination of Net Asset Value
The price of each Fund’s shares is the Fund’s net asset value per share. The Funds value portfolio securities for which market quotations are readily available at market value. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the Funds (collectively, the Board). The Board has delegated the daily determination of good faith fair value methodologies to Invesco’s Valuation Committee, which acts in accordance with Board approved policies. On a quarterly basis, Invesco provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where Invesco determines that the closing price of the security is unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

Invesco may use indications of fair value from pricing services approved by the Board. In other circumstances, the Invesco Valuation Committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, Invesco routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

A-11        The Invesco Funds

Specific types of securities are valued as follows:

Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt Securities. Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using evaluated quotes provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as market quotes, ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Invesco will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If an issuer specific event has occurred that Invesco determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Invesco also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Invesco believes, at the approved degree of certainty, that the price is not reflective of current market value, Invesco will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

Fixed Income Securities. Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the Invesco valuation committee will fair value the security using procedures approved by the Board.

Short-term Securities. The Funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Invesco Money Market Fund, Invesco Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. Invesco High Income Municipal Fund, Invesco Municipal Bond Fund and Invesco Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

Futures and Options. Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded. Options are valued on the basis of market quotations, if available.

Swap Agreements. Swap Agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are based on a model that may include end of day net present values, spreads, ratings, industry and company performance.

Open-end Funds. To the extent a Fund invests in other open-end Funds, other than open-end Funds that are exchange traded, the investing Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests, and the prospectuses for such open-end Funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Each Fund, except for Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio open for business at 8:00 a.m. Eastern Time. Premier Portfolio and Premier U.S. Government Money Portfolio will generally determine the net asset value of their shares at 5:30 p.m. Eastern Time. Premier Tax-Exempt Portfolio will generally determine the net asset value of its shares at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Federal Reserve Bank of New York and The Bank of New York Mellon, the Fund’s custodian, are not open for business or the Securities Industry and Financial Markets Association (SIFMA) recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if SIFMA recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the Fund will calculate its net asset value as of the time of such closing.

From time to time and in circumstances deemed appropriate by Invesco in its sole discretion, each of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio may remain open for business, during customary business day hours, on a day that the NYSE is closed for business. In such event, on such day you will be permitted to purchase or redeem shares of such Funds and net asset values will be calculated for such Funds.

The Invesco Balanced-Risk Allocation Fund and Invesco Commodities Strategy Fund may each invest up to 25% of their total assets in shares of their respective Subsidiaries. The Subsidiaries offer to redeem all or a portion of their shares at the current net asset value per share every regular business day. The value of shares of the Subsidiaries will fluctuate with the value of the respective Subsidiary’s portfolio investments. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Funds, which require, among other things, that each of the Subsidiaries’ portfolio investments be marked-to-market (that is, the value on each of the Subsidiaries’ books changes) each business day to reflect changes in the market value of the investment.

Timing of Orders
For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For Funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the Funds’ net asset value determination on

A-12        The Invesco Funds

such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

For all Funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these Funds remain open after such closing time.

The Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

Taxes
A Fund intends to qualify each year as a regulated investment company and, as such, is not subject to entity-level tax on the income and gain it distributes to shareholders. If you are a taxable investor, dividends and distributions you receive from a Fund generally are taxable to you whether you reinvest distributions in additional Fund shares or take them in cash. Every year, you will be sent information showing the amount of dividends and distributions you received from a Fund during the prior calendar year. In addition, investors in taxable accounts should be aware of the following basic tax points as supplemented below where relevant:

Fund Tax Basics

■	A Fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income are generally taxable to you as ordinary income.
■	Distributions of net short-term capital gains are taxable to you as ordinary income. A Fund with a high portfolio turnover rate (a measure of how frequently assets within a Fund are bought and sold) is more likely to generate short-term capital gains than a Fund with a low portfolio turnover rate.
■	Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares.
■	If you are an individual and meet certain holding period requirements, a portion of income dividends paid to you by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates. These reduced rates generally are available (through 2010) for dividends derived from a Fund’s investment in stocks of domestic corporations and qualified foreign corporations. In the case of a Fund that invests primarily in debt securities, either none or only a nominal portion of the dividends paid by the Fund will be eligible for taxation at these reduced rates.
■	Distributions declared to shareholders with a record date in December—if paid to you by the end of January—are taxable for federal income tax purposes as if received in December.
■	Any long-term or short-term capital gains realized from redemptions of Fund shares will be subject to federal income tax. For tax purposes, an exchange of your shares for shares of another Fund is the same as a sale.
■	At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This is sometimes referred to as ”buying a dividend.”
■	By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% or the then-applicable rate of any distributions or proceeds paid.
■	You will not be required to include the portion of dividends paid by the Fund derived from interest on U.S. government obligations in your gross income for purposes of personal and, in some cases, corporate income taxes in many state and local tax jurisdictions. The percentage of dividends that constitutes dividends derived from interest on federal obligations will be determined annually. This percentage may differ from the actual percentage of interest received by the Fund on federal obligations for the particular days on which you hold shares.
■	Fund distributions and gains from sale or exchange of your Fund shares generally are subject to state and local income taxes.
■	If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.
■	Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to an investment in a Fund.

The above discussion concerning the taxability of Fund dividends and distributions and of redemptions and exchanges of Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 and 403 of the Code and individual retirement accounts (IRAs) and Roth IRAs.

Tax-Exempt and Municipal Funds

■	You will not be required to include the “exempt-interest” portion of dividends paid by the Fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the Fund for the particular days in which you hold shares.
■	A Fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you. However, under recently enacted provisions of the American Recovery and Reinvestment Act of 2009, tax exempt interest on such municipal securities issued in 2009 and 2010 is not an item of tax preference for purposes of the alternative minimum tax.
■	Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
■	A Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. To the extent that dividends paid by a Fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains.
■	A Fund may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will neither qualify for the dividends

A-13        The Invesco Funds

received deduction in the case of corporate shareholders nor as qualified dividend income subject to reduced rates of taxation in the case of noncorporate shareholders.

■	Exempt-interest dividends from a Fund are taken into account when determining the taxable portion of your social security or railroad retirement benefits, may be subject to state and local income taxes, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you.
■	There are risks that: (a) a security issued as tax-exempt may be reclassified by the Internal Revenue Service or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Money Market Funds

■	A Fund does not anticipate realizing any long-term capital gains.
■	Because a Fund expects to maintain a stable net asset value of $1.00 per share, investors should not have any gain or loss on sale or exchange of Fund shares.

Real Estate Funds

■	Because of “noncash” expenses such as property depreciation, the cash flow of a REIT that owns properties will exceed its taxable income. The REIT, and in turn a Fund, may distribute this excess cash to shareholders. Such a distribution is classified as a return of capital. Return-of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
■	Dividends paid to shareholders from the Funds’ investments in U.S. REITs generally will not qualify for taxation at long-term capital gain rates applicable to qualified dividend income.
■	The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S.-qualified REIT. If, contrary to expectations, the Fund were to receive excess inclusion income in excess of certain threshold amounts, such income would be allocated to Fund shareholders with special tax consequences.
■	The sale of a U.S. real property interest by a REIT in which a Fund invests may trigger special tax consequences to the Fund’s foreign shareholders.

Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Commodities Strategy Fund

■	The Funds’ strategies of investing in derivatives and financially-linked instruments whose performance is expected to correspond to the fixed income, equity and commodity markets may cause the Funds to recognize more ordinary income and short-term capital gains taxable as ordinary income than would be the case if the Funds invested directly in debt instruments, stocks and commodities.
■	The Funds must meet certain requirements under the Internal Revenue Code (the Code) for favorable tax treatment as a regulated investment company, including asset diversification and income requirements. The Funds intend to treat the income each derives from commodity-linked notes and their respective Subsidiary as qualifying income. If, contrary to a number of private letter rulings (PLRs) issued by the IRS, the IRS were to determine such income is non qualifying, a Fund might fail to satisfy the income requirement. The Funds intend to limit their investments in their respective Subsidiary to no more than 25% of the value of each Fund’s total assets in order to satisfy the asset diversification requirement.

■	Additionally, the Invesco Balanced-Risk Allocation Fund and the Invesco Balanced-Risk Commodity Strategy Fund have received a PLR from the IRS holding that the Funds’ income from a form of commodity-linked note is qualifying income. The Invesco Balanced-Risk Allocation Fund has also received a PLR from the IRS holding that its income derived from its Subsidiary’s investments in commodity-linked derivatives is qualifying income.

Invesco Emerging Market Local Currency Debt Fund

■	The Fund may realize gains from the sale or other disposition of foreign currencies (including but not limited to gains from options, futures or forward contracts) derived from investing in securities or foreign currencies. The U.S. Treasury Department is authorized to issue regulations on whether the realization of such foreign currency gains is qualified income for the Fund. If such regulations are issued, the Fund may not qualify as a regulated investment company and/or the Fund may change its investment policy. As of the date of this prospectus, no regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. Additionally, the IRS has not issued any guidance on how to apply the asset diversification test to such foreign currency positions. Thus, the IRS’ determination as to how to treat such foreign currency positions for purposes of satisfying the asset diversification test might differ from that of the Fund, resulting in the Fund’s failure to qualify as a regulated investment company.

This discussion of “Taxes” is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Payments to Financial Intermediaries
The financial adviser or intermediary through which you purchase your shares may receive all or a portion of the sales charges and distribution fees discussed above. In addition to those payments, Invesco Distributors and other Invesco Affiliates, may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds. These additional cash payments may include cash payments and other payments for certain marketing and support services. Invesco Affiliates make these payments from their own resources, from Invesco Distributors’ retention of initial sales charges and from payments to Invesco Distributors made by the Funds under their 12b-1 plans. In the context of this prospectus, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company and any other financial intermediary having a selling, administration or similar agreement with Invesco Affiliates.

Invesco Affiliates make payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits Invesco Affiliates receive when they make these payments include, among other things, placing the Funds on the financial intermediary’s funds sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. These payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Invesco Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. The payments Invesco Affiliates make may be calculated based on sales of shares of the Funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial intermediary during the particular period. Payments may also be calculated based on the average daily net assets of the

A-14        The Invesco Funds

applicable Funds attributable to that particular financial intermediary (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. Invesco Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Invesco Affiliates are motivated to make these payments as they promote the sale of Fund shares and the retention of those investments by clients of financial intermediary. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Invesco Affiliates benefit from the incremental management and other fees paid to Invesco Affiliates by the Funds with respect to those assets.

Invesco Affiliates also may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by Invesco Affiliates under this category of services are charged back to the Funds, subject to certain limitations approved by the Board.

You can find further details in the Fund’s SAI about these payments and the services provided by financial intermediaries. In certain cases these payments could be significant to the financial intermediary. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser about any payments it receives from Invesco Affiliates or the Funds, as well as about fees and/or commissions it charges.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800-959-4246 or contact your financial institution. We will begin sending you individual copies for each account within thirty days after receiving your request.

A-15        The Invesco Funds

Obtaining Additional Information

More information may be obtained free of charge upon request. The SAI, a current version of which is on file with the SEC, contains more details about the Fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund will also file its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about an Invesco Fund or your account, or you wish to obtain a free copy of a current SAI, annual or semiannual reports or Form N-Q, please contact us.

By Mail:	Invesco Investment Services, Inc. P.O. Box 4739, Houston, TX 77210-4739

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, SAI, annual or semiannual reports via our Web site: www.invesco.com/us

You can also review and obtain copies of SAIs, annual or semiannual reports, Forms N-Q and other information at the SEC’s Public Reference Room in Washington, DC; on the EDGAR database on the SEC’s Web site (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-551-8090 for information about the Public Reference Room.

Invesco Mid-Cap Value Fund
SEC 1940 Act file number: 811-03826

invesco.com/us MS-MCV-PRO-1